Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "expect", "anticipate", "estimate", "believe", "no assurance", "intend", "should", "could", "may", "plan", "project", "predict", and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the "buy rate" of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers' guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Growth - Increasing Room Base and Revenue Generation per Installed Room Improved Profitability - Focus on Operating Leverage and Technology to Enhance Profitability Cash Flow Generation - Rational Capital Investments Generating Increasing Cash Flows LodgeNet 2004 Goals and Accomplishments

"Increasing Room Base and Revenue Generation per Installed Room" GROWTH

1996 1997 1998 1999 2000 2001 2002 2003 2004 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - One Million Rooms 2002 2003 2004 GROWTH

GROWTH

Since Introduction In Early 2001 Driving Contracts Over 600,000 Signed New and Renewals Driving Revenue Guest room television tailored to meet Each hotel's specific needs and Achieve its goals. Enhanced marketing Improving branding Increasing guest satisfaction Building revenue GROWTH

2004 2003 % Change Movie Revenue $ 17.40 $ 17.55 - 0.8% Other Interactive Services 5.47 5.04 8.5% Guest Pay Revenue $ 22.87 $ 22.59 1.2% 2004 Revenue Analysis Occupancy Levels up Approximately 150 Basis Points Year Over Year Digital Platform Installed in 52% of Rooms GROWTH Per room per month

GROWTH

2000 423 2001A 0.14 2002A 0.3 0 2003A 0.42 0 2004A 0.52 0 0 2006E 0.75 2007P 0.9 Share of Digital of Total Guest Pay Room Base GROWTH

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Steady Revenue Growth TTM Trailing Twelve Months GROWTH (in millions)

"Focus on Operating Leverage and Technology to Enhance Profitability" IMPROVED PROFITABILITY

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 IMPROVED PROFITABILITY Increasing Operating Income TTM Trailing Twelve Months (in millions)

IMPROVED PROFITABILITY

Narrowing Net Loss TTM Trailing Twelve Months


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LODGENET always on

2005 ANNUAL MEETING

LODGENET ENTERTAINMENT CORPORATION

Operating Expenses 2004 2003 % Change Guest Pay Operations $ 2.97 $ 2.93 1.4% SG&A 2.09 2.01 4.0% Depreciation & Amortization 6.81 7.27 - 6.3% Total Operating Expenses $ 11.87 $ 12.21 - 2.8% SG&A as a Percent of Revenue - 8.9% 2003 - Operating Expenses Managed to Business Conditions 2004 - Sarbanes-Oxley Compliance Costs Per room per month IMPROVED PROFITABILITY

New Installation Digital Capital per Room Market Segmentation t Product Segmentation t Engineering Developments Capital Reductions From: 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 $351 DIGITAL IMPROVED PROFITABILITY

"Rational Capital Investments Generating Increasing Cash Flows" CASH FLOW GENERATION

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 90.3 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Trailing Twelve Months CASH FLOW

Cash Flow Net Of Investing TTM Trailing Twelve Months (in millions) Q1 02 -6.8 Q1 '03 -19.7 Q1 '04 0.2 Q1 05 6.2 Q2 '03 -12.9 Q3 '03 -6.9 Q4 '03 -5.1 Q1 '04 0.2 Q2 '04 0.3 Q3 '04 4.2 Q4 '04 6.2 Q1 '05 6.2 $(5.1) $(6.9) $0.2 $6.2 $6.2 $4.3 CASH FLOW $0.3 $(12.9)

Cash from Operations Analysis FY 2004 FY 2003 % Change Cash from Operations $ 60.4 $ 48.6 24.3% Corp Capital / Minor Extensions (12.1) (7.5) Digital Renewal Investment * (14.6) (17.1) Pre-Expansion Cash Flow 33.7 24.0 40.4% New Room Investment ** (27.6) (29.0) Post-Expansion Cash Flow $ 6.1 $ (5.0) *Digital Upgrade Rooms 51,516 50,774 1.5% **New Digital Rooms 75,932 71,775 5.8% (in millions) CASH FLOW

Debt $ 312.7 $ 360.6 Debt Net of Cash $ 279.8 $ 354.6 Net Debt Ratios 3.1x 4.1x Q1 2005 Q1 Debt Upgrade from Moody's Q1 2004 t Stronger Balance Sheet 2004 Equity Offering Results Liquidity Metrics (in millions) t Improved Liquidity t Cash on Balance Sheet t Debt Reduction t Reduced Interest Expense t Improved Leverage Ratio CASH FLOW

"Building on Past Accomplishments and Maximizing New Opportunities" 2005 & BEYOND

2005 HITEC Ad Campaign for HDTV Initiative with LG Electronics

Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)